                (PLATINUM(TM) UNDERWRITERS HOLDINGS, LTD. LOGO)

                              Financial Supplement

                              Financial Information
                               as of June 30, 2004
                           Revised as of August 17, 2004

                                   (UNAUDITED)






   To assist in your understanding of the Company, the following supplement of information concerning Platinum Underwriters Holdings, Ltd. is provided.

      This report is for informational purposes only. It should be read in conjunction with documents filed by Platinum Underwriters Holdings,
           Ltd. with the SEC, including the Company's Annual Report on
                  Form 10-K and Quarterly Report on Form 10-Q.

      Our Investors Relations Department can be reached at (441) 298-0753.

PLATINUM UNDERWRITERS HOLDINGS, LTD.
OVERVIEW
JUNE 30, 2004

ADDRESS:

Platinum Underwriters Holdings, Ltd.
The Belvedere Building
69 Pitts Bay Road
Pembroke HM 08
Bermuda

INVESTOR INFORMATION:

Justin Cressall
Senior Vice President and Treasurer
Tel:  (441) 298-0753
Fax:  (441) 296-0528

WEBSITE:

www.platinumre.com

PUBLICLY TRADED SECURITIES:

Common Shares (NYSE:  PTP)

Equity Security Units (NYSE:  PTP PR M)

PLATINUM UNDERWRITERS HOLDINGS, LTD.
TABLE OF CONTENTS
JUNE 30, 2004

      SECTION:                                                                           PAGE:
      Balance Sheet:
        a. Condensed Consolidated Balance Sheets                                           3

      Income Statement:
        a. Consolidated Statements of Income and Comprehensive Income - Summary            4
        b. Consolidated Statements of Income and Comprehensive Income - by Quarter         5

      Earnings and Book Value Per Share Analysis
        a. Computation of Basic and Diluted Earnings Per Share - Summary                   6
        b. Computation of Basic and Diluted Earnings Per Share - by Quarter                7
        c. Converted Book Value Per Share                                                  8

      Cash Flow Statement:
        a. Condensed Statements of Cash Flows - Summary                                    9
        b. Condensed Statements of Cash Flows - by Quarter                                10

      Segment Data:
        a. Segment Reporting - Three Month Summary                                        11
        b. Segment Reporting - Six Month Summary                                          12
        c. Property Segment - by Quarter                                                  13
        d. Casualty Segment - by Quarter                                                  14
        e. Finite Risk Segment - by Quarter                                               15

      Net Premiums Written Data:
        a. Net Premiums Written - Supplemental Information (Revised)                      16
        b. Premiums by Line of Business - Three Month Summary (Revised)                   17
        c. Premiums by Line of Business - Six Month Summary (Revised)                     18

      Other Company Data:
        a. Company Ratios, Share Data, Ratings                                            19

      Investments:
        a. Investment Portfolio                                                           20
        b. Investment Portfolio - Net Realized Capital Gains (Losses)                     21

      Loss Reserves:
        a. Loss Analysis                                                                  22

PLATINUM UNDERWRITERS HOLDINGS, LTD.
CONDENSED CONSOLIDATED BALANCE SHEETS
JUNE 30, 2004
($ IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                             June 30,       March 31,    December 31,   September 30,     June 30,
                                                               2004           2004           2003           2003            2003
                                                            ----------     ----------     ----------     ----------     ----------
ASSETS
Investments and cash and cash equivalents                   $2,154,389      2,027,093      1,790,509     1,756,685      $1,621,430
Receivables                                                    549,732        643,970        487,441        478,303        476,018
Accrued investment income                                       20,707         22,805         17,492         21,360         13,286
Reinsurance balances (prepaid and recoverable)                  10,739         17,430         11,231         10,064          9,638
Deferred acquisition costs                                     122,146        115,924         79,307         89,062         82,435
Other assets                                                   100,317         80,522         95,881         80,158         54,297
                                                            ----------     ----------     ----------     ----------     ----------
         Total assets                                       $2,958,030      2,907,744      2,481,861     2,435,632      $2,257,104
                                                            ==========     ==========     ==========     ==========     ==========
LIABILITIES
Unpaid losses and loss adjustment expenses                  $  896,449        835,734        736,934      660,790 $        533,310
Unearned premiums                                              483,773        471,359        305,985        358,995        351,759
Debt obligations                                               137,500        137,500        137,500        137,500        137,500
Commissions payable                                            207,306        228,964        176,310        155,724        154,831
Other liabilities                                               95,310         91,170         57,929         95,617         75,816
                                                            ----------     ----------     ----------     ----------     ----------
             Total liabilities                               1,820,338      1,764,727      1,414,658      1,408,626      1,253,216
TOTAL SHAREHOLDERS' EQUITY                                   1,137,692      1,143,017      1,067,203      1,027,006      1,003,888
                                                            ----------     ----------     ----------     ----------     ----------
             Total liabilities and shareholders' equity     $2,958,030      2,907,744      2,481,861     2,435,632      $2,257,104
                                                            ==========     ==========     ==========     ==========     ==========

                                                            ----------     ----------     ----------     ----------     ----------
BOOK VALUE PER SHARE                                        $    26.29          26.42          24.79        23.87       $    23.34
                                                            ==========     ==========     ==========     ==========     ==========

PLATINUM UNDERWRITERS HOLDINGS, LTD.
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME - SUMMARY (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                         Three Months Ended                      Six Months Ended
                                                    --------------------------------     --------------------------------
                                                    June 30, 2004      June 30, 2003     June 30, 2004      June 30, 2003
                                                    -------------      -------------     -------------      -------------
REVENUES
  Net premiums earned                               $     310,867      $     279,376     $     631,909      $     517,446
  Net investment income                                    19,377             13,431            36,861             27,634
  Net realized capital (losses) gains                      (1,279)               519              (827)             1,263
  Other income                                                605              2,749             1,116              3,900
                                                    -------------      -------------     -------------      -------------
    Total revenues                                        329,570            296,075           669,059            550,243
                                                    -------------      -------------     -------------      -------------
EXPENSES
  Losses and loss adjustment expenses                     189,466            156,801           351,435            295,605
  Acquisition expenses                                     62,694             60,376           151,615            112,095
  Other underwriting expenses                              15,045             19,646            30,850             36,860
  Corporate expenses                                        4,217             13,349             7,186             16,304
  Net foreign currency exchange losses                      1,168              4,736               302              4,812
  Interest expense                                          2,324              2,238             4,630              4,706
                                                    -------------      -------------     -------------      -------------
    Total expenses                                        274,914            257,146           546,018            470,382
                                                    -------------      -------------     -------------      -------------
    Income before income tax expense                       54,656             38,929           123,041             79,861

Income tax expense                                          4,857             12,324            18,428             22,670
                                                    -------------      -------------     -------------      -------------
    NET INCOME                                      $      49,799      $      26,605     $     104,613      $      57,191
                                                    =============      =============     =============      =============
BASIC
  Weighted average shares outstanding                      43,290             43,004            43,216             43,004
  Basic earnings per share                          $        1.15      $        0.62     $        2.42      $        1.33

DILUTED
  Weighted average shares outstanding                      50,788             48,871            50,788             48,932
  Diluted earnings per share                        $        1.01      $        0.57     $        2.12      $        1.23

COMPREHENSIVE INCOME
  Net income                                        $      49,799      $      26,605     $     104,613      $      57,191
  Other comprehensive (loss) income, net of tax           (52,479)            20,345           (33,335)            27,992
                                                    -------------      -------------     -------------      -------------
  Comprehensive (loss) income                       $      (2,680)     $      46,950     $      71,278      $      85,183
                                                    =============      =============     =============      =============

PLATINUM UNDERWRITERS HOLDINGS, LTD.
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME - BY QUARTER (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                   Three Months Ended
                                                    -------------------------------------------------------------------------------
                                                      June 30,        March 31,      December 31,     September 30,       June 30,
                                                        2004            2004             2003             2003              2003
                                                    -----------      -----------      -----------      -----------      -----------
REVENUES
  Net premiums earned                               $   310,867          321,042          277,817          272,265      $   279,376
  Net investment income                                  19,377           17,484           15,231           14,780           13,431
  Net realized capital (losses) gains                    (1,279)             452               10            1,508              519
  Other income                                              605              511           (1,100)             544            2,749
                                                    -----------      -----------      -----------      -----------      -----------
    Total revenues                                      329,570          339,489          291,958          289,097          296,075
                                                    -----------      -----------      -----------      -----------      -----------
EXPENSES
  Losses and loss adjustment expenses                   189,466          161,969          131,359          157,208          156,801
  Acquisition expenses                                   62,694           88,921           78,723           60,408           60,376
  Other underwriting expenses                            15,045           15,804           17,575           15,093           19,646
  Corporate expenses                                      4,217            2,970            3,357            3,406           13,349
  Net foreign currency exchange losses (gains)            1,168             (866)          (3,341)          (1,356)           4,736
  Interest expense                                        2,324            2,306            2,342            2,444            2,238
                                                    -----------      -----------      -----------      -----------      -----------
    Total expenses                                      274,914          271,104          230,015          237,203          257,146
                                                    -----------      -----------      -----------      -----------      -----------
    Income before income tax expense                     54,656           68,385           61,943           51,894           38,929

Income tax expense                                        4,857           13,571           12,128           14,077           12,324
                                                    -----------      -----------      -----------      -----------      -----------
    NET INCOME                                      $    49,799           54,814           49,815           37,817      $    26,605
                                                    ===========      ===========      ===========      ===========      ===========
BASIC
  Weighted average shares outstanding                    43,290           43,143           43,043           43,022           43,004
  Basic earnings per share                          $      1.15             1.27             1.16             0.88      $      0.62

DILUTED
  Weighted average shares outstanding                    50,788           50,984           49,868           48,876           48,871
  Diluted earnings per share                        $      1.01             1.10             1.03             0.81      $      0.57

COMPREHENSIVE INCOME
  Net income                                        $    49,799           54,814           49,815           37,817      $    26,605
  Other comprehensive (loss) income, net of tax         (52,479)          19,144           (7,815)         (11,984)          20,345
                                                    -----------      -----------      -----------      -----------      -----------
  Comprehensive (loss) income                       $    (2,680)          73,958           42,000           25,833      $    46,950
                                                    ===========      ===========      ===========      ===========      ===========

PLATINUM UNDERWRITERS HOLDINGS, LTD.
COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE - SUMMARY
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                               Three Months Ended                   Six Months Ended
                                                         -------------------------------     -------------------------------
                                                         June 30, 2004     June 30, 2003     June 30, 2004     June 30, 2003
                                                         -------------     -------------     -------------     -------------
EARNINGS:
     BASIC:
     Net income                                          $      49,799     $      26,605     $     104,613     $      57,191
                                                         -------------     -------------     -------------     -------------
     Net income available to common shareholders                49,799            26,605           104,613            57,191
                                                         =============     =============     =============     =============
     DILUTED:
     Net income                                                 49,799            26,605           104,613            57,191
     Effect of dilutive securities:
       Equity security units                                     1,530             1,481             3,052             3,114
                                                         -------------     -------------     -------------     -------------
         Net income available to common shareholders     $      51,329     $      28,086     $     107,665     $      60,305
                                                         =============     =============     =============     =============

COMMON SHARES:
     BASIC:
       Weighted average shares outstanding                      43,290            43,004            43,216            43,004
                                                         =============     =============     =============     =============
     DILUTED:
       Weighted average shares outstanding                      43,290            43,004            43,216            43,004
       Effect of dilutive securities:
         Share options                                           2,416               659             2,575               478
         Equity security units                                   5,009             5,208             5,009             5,450
         Restricted stock units                                     73                --                41                --
                                                         -------------     -------------     -------------     -------------
           Weighted average, as adjusted                        50,788            48,871            50,841            48,932
                                                         =============     =============     =============     =============

EARNINGS PER SHARE:
     Basic                                               $        1.15     $        0.62     $        2.42     $        1.33
                                                         =============     =============     =============     =============
     Diluted                                             $        1.01     $        0.57     $        2.12     $        1.23
                                                         =============     =============     =============     =============

PLATINUM UNDERWRITERS HOLDINGS, LTD.
COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE - BY QUARTER
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                   Three Months Ended
                                                         -----------------------------------------------------------------------
                                                         June 30,        March 31,     December 31,    September 30,     June 30,
                                                           2004            2004           2004             2004           2004
                                                         -------         -------         -------         -------         -------
EARNINGS:
   BASIC:
   Net income                                            $49,799          54,814          49,815          37,817         $26,605
                                                         -------         -------         -------         -------         -------
   Net income available to common shareholders            49,799          54,814          49,815          37,817          26,605
                                                         =======         =======         =======         =======         =======
   DILUTED:
   Net income                                             49,799          54,814          49,815          37,817          26,605
   Effect of dilutive securities:
      Equity security units                                1,530           1,522           1,547           1,628           1,481
                                                         -------         -------         -------         -------         -------
        Net income available to common shareholders      $51,329          56,336          51,362          39,445         $28,086
                                                         =======         =======         =======         =======         =======

COMMON SHARES:
   BASIC:
      Weighted average shares outstanding                 43,290          43,143          43,043          43,022          43,004
                                                         =======         =======         =======         =======         =======

   DILUTED:
      Weighted average shares outstanding                 43,290          43,143          43,043          43,022          43,004
      Effect of dilutive securities:
        Share options                                      2,416           2,759           1,816             767             659
        Equity security units                              5,009           5,009           5,009           5,087           5,208
        Restricted stock units                                73              73              --              --              --
                                                         -------         -------         -------         -------         -------
           Weighted average, as adjusted                  50,788          50,984          49,868          48,876          48,871
                                                         =======         =======         =======         =======         =======

EARNINGS PER SHARE:

   Basic                                                 $  1.15            1.27            1.16            0.88         $  0.62
                                                         =======         =======         =======         =======         =======
   Diluted                                               $  1.01            1.10            1.03            0.81         $  0.57
                                                         =======         =======         =======         =======         =======

PLATINUM UNDERWRITERS HOLDINGS, LTD.
CONVERTED BOOK VALUE PER SHARE

                                                                  Conversion      Conversion
                                                                  Multiple/         Amount          Shares           Book Value
                                                                 Strike Price       ($000)           (000)            Per Share
                                                                 ------------     ----------      ----------       ---------------
Book value as of June 30, 2004                                                    $1,137,692          43,279       $         26.29

Equity Security Units:
Ratio of conversion to common shares when common
 share market value is greater than $27.45 per share               0.9107            137,500           5,009                  0.10

Share options:
   Shareholder share options:
      St. Paul Travelers                                            27.00            162,000           6,000                  0.07
      RenaissanceRe                                                 27.00             67,500           2,500                  0.03

   Management options(a)                                            22.93(b)          98,558           4,298                 (0.24)

Directors and officers restricted share units                                             --              89                 (0.04)
                                                                                  ----------      ----------       ---------------
Converted book value as of June 30, 2004                                          $1,603,250          61,175       $         26.21
                                                                                  ----------      ----------       ---------------


(a) Excludes 112,500 options with a weighted average strike price of $32.75.

(b) Weighted average strike price of options with a price below $30.43, the closing share price at June 30, 2004.

PLATINUM UNDERWRITERS HOLDINGS, LTD.
CONDENSED STATEMENTS OF CASH FLOWS - SUMMARY
($ IN THOUSANDS)

                                                                Three Months Ended                      Six Months Ended
                                                        ---------------------------------       ---------------------------------
                                                        June 30, 2004       June 30, 2003       June 30, 2004       June 30, 2003
                                                        -------------       -------------       -------------       -------------
NET CASH PROVIDED BY OPERATIONS                           $ 216,227           $  80,248           $ 436,942           $ 261,894
NET CASH USED IN INVESTING ACTIVITIES                      (240,295)           (112,462)           (368,300)           (411,867
NET CASH USED IN FINANCING ACTIVITIES                        (3,228)             (3,440)             (1,876)             (6,880)
                                                          ---------           ---------           ---------           ---------
NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS      $ (27,296)          $ (35,654)          $  66,766           $(156,853)
                                                          =========           =========           =========           =========

PLATINUM UNDERWRITERS HOLDINGS, LTD.
CONDENSED STATEMENTS OF CASH FLOWS - BY QUARTER
($ IN THOUSANDS)

                                                                                     Three Months Ended
                                                          -------------------------------------------------------------------------
                                                           June 30,        March 31,     December 31,   September 30,      June 30,
                                                             2004            2004            2004            2004            2004
                                                          ---------       ---------       ---------       ---------       ---------
NET CASH PROVIDED BY (USED IN) OPERATIONS                 $ 216,227         220,715         (23,804)        145,217       $  80,248
NET CASH USED IN INVESTING ACTIVITIES                      (240,295)       (128,005)        (11,422)       (123,474)       (112,462)
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES          (3,228)          1,352          (2,766)         (2,923)         (3,440)
                                                          ---------       ---------       ---------       ---------       ---------
NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS      $ (27,296)         94,062         (37,992)         18,820       $ (35,654)
                                                          =========       =========       =========       =========       =========

PLATINUM UNDERWRITERS HOLDINGS, LTD.
SEGMENT REPORTING - THREE  MONTH SUMMARY
($ IN THOUSANDS)

                                           Three Months Ended June 30, 2004                  Three Months Ended June 30, 2003
                                   ----------------------------------------------   -----------------------------------------------
                                    Property                                         Property
                                      and                     Finite                    and                   Finite
                                     Marine     Casualty       Risk      Total        Marine     Casualty      Risk         Total
                                   ---------   ---------   ----------  ----------   ----------  ----------  ----------   ----------
Net premiums written               $ 101,841     112,761      115,925  $  330,527   $   83,487     132,320      91,436   $  307,243

Net premiums earned                   99,928     132,230       78,709     310,867       94,006     105,951      79,419      279,376
                                   ---------   ---------   ----------  ----------   ----------  ----------  ----------   ----------
Losses and loss adjustment
  expenses                            40,974      93,391       55,101     189,466       52,469      74,530      29,802      156,801
Acquisition expenses                  14,905      31,994       15,795      62,694       13,186      26,449      20,741       60,376
Other underwriting expenses            7,174       5,305        2,567      15,046       10,372       4,542       4,732       19,646
                                   ---------   ---------   ----------  ----------   ----------  ----------  ----------   ----------
      Total underwriting expenses     63,053     130,690       73,463     267,206       76,027     105,521      55,275      236,823
                                   ---------   ---------   ----------  ----------   ----------  ----------  ----------   ----------
      Segment underwriting income  $  36,875       1,540        5,246      43,661   $   17,979         430      24,144       42,553
                                   ----------  ----------  ----------               ----------  ----------  ----------
Net investment income                                                      19,377                                            13,431
Net realized capital gains
 (losses)                                                                  (1,279)                                              519
Net foreign currency exchange
 losses                                                                    (1,168)                                           (4,736)
Other income                                                                  605                                             2,749
Corporate expenses                                                         (4,216)                                          (13,349)
Interest expense                                                           (2,324)                                           (2,238)
                                                                       ----------                                        ----------
      Income before income tax
       expense                                                          $  54,656                                         $  38,929
                                                                       ==========                                        ==========
GAAP underwriting ratios:
   Loss and loss adjustment
     expense                            41.0%       70.6%        70.0%       60.9%        55.8%       70.3%       37.5%        56.1%
   Acquisition expense                  14.9%       24.2%        20.1%       20.2%        14.0%       25.0%       26.1%        21.6%
   Other underwriting expense            7.2%        4.0%         3.3%        4.8%        11.0%        4.3%        6.0%         7.0%
                                   ---------   ---------   ----------  ----------   ----------  ----------  ----------   ----------
      Combined                          63.1%       98.8%        93.4%       85.9%        80.8%       99.6%       69.6%        84.7%
                                   ---------   ---------   ----------  ----------   ----------  ----------  ----------   ----------
Statutory underwriting ratios:
   Loss and loss adjustment
     expense                            41.0%       70.6%        70.0%       60.9%        55.8%       70.3%       37.5%        56.1%
   Acquisition expense                  16.2%       23.0%        23.1%       20.9%        15.5%       27.5%       24.7%        23.4%
   Other underwriting expense            7.0%        4.7%         2.2%        4.6%        12.4%        3.4%        5.2%         6.4%
                                   ---------   ---------   ----------  ----------   ----------  ----------  ----------   ----------
      Combined                          64.2%       98.3%        95.3%       86.4%        83.7%      101.2%       67.4%        85.9%
                                   ---------   ---------   ----------  ----------   ----------  ----------  ----------   ----------

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned. The Statutory Underwriting ratios are based on statutory accounting principles and are calculated as follows:

(1)      Losses & loss adjustment expenses are divided by net premiums earned;

(2) Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and

(3)      Other underwriting expenses are divided by net premiums written.

PLATINUM UNDERWRITERS HOLDINGS, LTD.
Segment Reporting - Six Month Summary
($ IN THOUSANDS)

                                            Six Months Ended June 30, 2004              Six Months Ended June 30, 2003
                                      -----------------------------------------   -----------------------------------------
                                      Property                                    Property
                                        and                  Finite                 and                  Finite
                                       Marine    Casualty     Risk      Total      Marine    Casualty     Risk      Total
                                      --------   --------   --------   --------   --------   --------   --------   --------
Net premiums written                  $273,135    336,726    200,772  $ 810,633   $201,255    246,014   220,066    $667,335

Net premiums earned                    217,993    268,452    145,464    631,909    183,939    183,677    149,830    517,446
                                      --------   --------   --------  ---------   --------   --------   --------   --------

Losses and loss adjustment expenses     89,552    188,175     73,708    351,435     94,055    128,437     73,113    295,605
Acquisition expenses                    36,657     66,830     48,128    151,615     28,804     45,478     37,813    112,095
Other underwriting expenses             15,324     10,362      5,164     30,850     20,831      9,160      6,869     36,860
                                      --------   --------   --------  ---------   --------   --------   --------   --------
    Total underwriting expenses        141,533    265,367    127,000    533,900    143,690    183,075    117,795    444,560

                                      --------   --------   --------  ---------   --------   --------   --------   --------
    Segment underwriting income       $ 76,460      3,085     18,464     98,009   $ 40,249        602     32,035     72,886
                                      --------   --------   --------              --------   --------   --------

Net investment income                                                    36,861                                      27,634
Net realized capital gains (losses)                                        (827)                                      1,263
Net foreign currency exchange losses                                       (302)                                     (4,812)
Other income                                                              1,116                                       3,900
Corporate expenses                                                       (7,186)                                    (16,304)
Interest expense                                                         (4,630)                                     (4,706)

                                                                      ---------                                    --------
    Income before income tax expense                                  $ 123,041                                    $ 79,861
                                                                      =========                                    ========

GAAP underwriting ratios:
  Loss and loss adjustment expense        41.1%      70.1%      50.7%      55.6%      51.1%      69.9%      48.8%      57.1%
  Acquisition expense                     16.8%      24.9%      33.1%      24.0%      15.7%      24.8%      25.2%      21.7%
  Other underwriting expense               7.0%       3.9%       3.6%       4.9%      11.3%       5.0%       4.6%       7.1%
                                      --------   --------   --------  ---------   --------   --------   --------   --------
    Combined                              64.9%      98.9%      87.4%      84.5%      78.1%      99.7%      78.6%      85.9%
                                      --------   --------   --------  ---------   --------   --------   --------   --------

Statutory underwriting ratios:
  Loss and loss adjustment expense        41.1%      70.1%      50.7%      55.6%      51.1%      69.9%      48.8%      57.1%
  Acquisition expense                     16.9%      24.7%      32.5%      24.0%      15.4%      25.8%      22.9%      21.7%
  Other underwriting expense               5.6%       3.1%       2.6%       3.8%      10.4%       3.7%       3.1%       5.5%
                                      --------   --------   --------  ---------   --------   --------   --------   --------
    Combined                              63.6%      97.9%      85.8%      83.4%      76.9%      99.4%      74.8%      84.3%
                                      --------   --------   --------  ---------   --------   --------   --------   --------

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned. The Statutory Underwriting ratios are based on statutory accounting principles and are calculated as follows:

(1)   Losses & loss adjustment expenses are divided by net premiums earned;

(2) Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and

(3)   Other underwriting expenses are divided by net premiums written.

PLATINUM UNDERWRITERS HOLDINGS, LTD.
PROPERTY SEGMENT - BY QUARTER
($ IN THOUSANDS)

                                                              Three Months Ended
                                      -------------------------------------------------------------------
                                       June 30,     March 31,   December 31,   September 30,     June 30,
                                         2004         2004         2003            2003           2003
                                      ----------   ----------   ------------   ------------    ----------
Net premiums written ..............   $  101,841      171,294       74,540        77,114       $   83,487

Net premiums earned ...............       99,928      118,065       90,505         81,113           94,006
                                      ----------   ----------   ----------     ----------       ----------

Losses and loss adjustment expenses       40,974       48,578       34,653         41,237           52,469
Acquisition expenses ..............       14,905       21,752       13,420          9,930           13,186
Other underwriting expenses .......        7,174        8,150        7,355          7,412           10,372
                                      ----------   ----------   ----------     ----------       ----------
    Total underwriting expenses ...       63,053       78,480       55,428         58,579           76,027

                                      ----------   ----------   ----------     ----------       ----------
    Segment underwriting income ...   $   36,875       39,585       35,077         22,534       $   17,979
                                      ----------   ----------   ----------     ----------       ----------


GAAP underwriting ratios:
  Loss and loss adjustment expense          41.0%        41.1%        38.3%          50.8%            55.8%
  Acquisition expense .............         14.9%        18.4%        14.8%          12.2%            14.0%
  Other underwriting expense ......          7.2%         6.9%         8.1%           9.1%            11.0%
                                      ----------   ----------   ----------     ----------       ----------
    Combined ......................         63.1%        66.4%        61.2%          72.1%            80.8%
                                      ----------   ----------   ----------     ----------       ----------

Statutory underwriting ratios:
  Loss and loss adjustment expense          41.0%        41.1%        38.3%          50.8%            55.8%
  Acquisition expense .............         16.2%        17.4%        15.1%          11.2%            15.5%
  Other underwriting expense ......          7.0%         4.8%         9.9%           9.6%            12.4%
                                      ----------   ----------   ----------     ----------       ----------
    Combined ......................         64.2%        63.3%        63.3%          71.6%            83.7%
                                      ----------   ----------   ----------     ----------       ----------

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned. The Statutory Underwriting ratios are based on statutory accounting principles and are calculated as follows:

(1)   Losses & loss adjustment expenses are divided by net premiums earned;

(2) Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and

(3)   Other underwriting expenses are divided by net premiums written.

PLATINUM UNDERWRITERS HOLDINGS, LTD.
CASUALTY SEGMENT - BY QUARTER
($ IN THOUSANDS)

                                                                       Three Months Ended
                                        -------------------------------------------------------------------------
                                          June 30,       March 31,     December 31,   September 30,     June 30,
                                            2004            2004           2003            2003          2003
                                        ------------    ------------   ------------   ------------   ------------
Net premiums written ..............     $    112,761         223,965         92,995        134,991   $    132,320

Net premiums earned ...............          132,230         136,222        101,195        106,298        105,951
                                        ------------    ------------   ------------   ------------   ------------

Losses and loss adjustment expenses           93,391          94,784         67,347         71,052         74,530
Acquisition expenses ..............           31,994          34,836         26,062         29,465         26,449
Other underwriting expenses .......            5,305           5,057          6,835          5,065          4,542
                                        ------------    ------------   ------------   ------------   ------------
    Total underwriting expenses ...          130,690         134,677        100,244        105,582        105,521

                                        ------------    ------------   ------------   ------------   ------------
    Segment underwriting income ...     $      1,540           1,545            951            716   $        430
                                        ------------    ------------   ------------   ------------   ------------


GAAP underwriting ratios:
  Loss and loss adjustment expense              70.6%           69.6%          66.6%          66.8%          70.3%
  Acquisition expense .............             24.2%           25.6%          25.8%          27.7%          25.0%
  Other underwriting expense ......              4.0%            3.7%           6.7%           4.8%           4.3%
                                        ------------    ------------   ------------   ------------   ------------
    Combined ......................             98.8%           98.9%          99.1%          99.3%          99.6%
                                        ------------    ------------   ------------   ------------   ------------

Statutory underwriting ratios:
  Loss and loss adjustment expense              70.6%           69.6%          66.6%          66.8%          70.3%
  Acquisition expense .............             23.0%           25.6%          26.1%          28.0%          27.5%
  Other underwriting expense ......              4.7%            2.3%           7.3%           3.8%           3.4%
                                        ------------    ------------   ------------   ------------   ------------
    Combined ......................             98.3%           97.5%         100.0%          98.6%         101.2%
                                        ------------    ------------   ------------   ------------   ------------

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned. The Statutory Underwriting ratios are based on statutory accounting principles and are calculated as follows:

(1)   Losses & loss adjustment expenses are divided by net premiums earned;

(2) Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and

(3)   Other underwriting expenses are divided by net premiums written.

PLATINUM UNDERWRITERS HOLDINGS, LTD.
FINITE RISK SEGMENT - BY QUARTER
($ IN THOUSANDS)

                                                                    Three Months Ended
                                        ----------------------------------------------------------------------
                                          June 30,        March 31,   December 31,  September 30,   June 30,
                                            2004            2004           2003         2003         2003
                                        ------------    ------------  ------------  ------------  ------------
Net premiums written ..............     $    115,925          84,847        55,957        69,211  $     91,436

Net premiums earned ...............           78,709          66,755        86,117        84,854        79,419
                                        ------------    ------------  ------------  ------------  ------------

Losses and loss adjustment expenses           55,101          18,607        29,359        44,919        29,802
Acquisition expenses ..............           15,795          32,333        39,241        21,013        20,741
Other underwriting expenses .......            2,567           2,597         3,385         2,616         4,732
                                        ------------    ------------  ------------  ------------  ------------
    Total underwriting expenses ...           73,463          53,537        71,985        68,548        55,275

                                        ------------    ------------  ------------  ------------  ------------
    Segment underwriting income ...     $      5,246          13,218        14,132        16,306  $     24,144
                                        ------------    ------------  ------------  ------------  ------------


GAAP underwriting ratios:
  Loss and loss adjustment expense              70.0%           27.9%         34.1%         52.9%         37.5%
  Acquisition expense .............             20.1%           48.4%         45.6%         24.8%         26.1%
  Other underwriting expense ......              3.3%            3.9%          3.9%          3.1%          6.0%
                                        ------------    ------------  ------------  ------------  ------------
    Combined ......................             93.4%           80.2%         83.6%         80.8%         69.6%
                                        ------------    ------------  ------------  ------------  ------------

Statutory underwriting ratios:
  Loss and loss adjustment expense              70.0%           27.9%         34.1%         52.9%         37.5%
  Acquisition expense .............             20.1%           45.3%         59.2%         29.8%         24.7%
  Other underwriting expense ......              2.2%            3.1%          6.0%          3.8%          5.2%
                                        ------------    ------------  ------------  ------------  ------------
    Combined ......................             92.3%           76.3%         99.3%         86.5%         67.4%
                                        ------------    ------------  ------------  ------------  ------------


The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned. The Statutory Underwriting ratios are based on statutory accounting principles and are calculated as follows:

(1)   Losses & loss adjustment expenses are divided by net premiums earned;

(2) Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and

(3)   Other underwriting expenses are divided by net premiums written.

PLATINUM UNDERWRITERS HOLDINGS, LTD.
Net Premiums Written - Supplemental Information (REVISED)
($ IN THOUSANDS)


                                      Three Months Ended                 Six Months Ended
                                 -----------------------------     -----------------------------
                                   June 30,          June 30,         June 30,         June 30,
                                     2004             2003             2004             2003
                                 ------------     ------------     ------------     ------------
Property and Marine:

  Excess-of-loss ...........     $     77,716     $     43,485     $    205,854     $    132,498
  Proportional .............           24,125           40,002           67,281           68,757
                                 ------------     ------------     ------------     ------------
    Subtotal Property and Marine      101,841           83,487          273,135          201,255
                                 ------------     ------------     ------------     ------------
Casualty:

  Excess-of-loss ...........          120,029          121,138          291,779          212,903
  Proportional .............           (7,268)          11,182           44,947           33,111
                                 ------------     ------------     ------------     ------------
    Subtotal Casualty ......          112,761          132,320          336,726          246,014
                                 ------------     ------------     ------------     ------------
Finite Risk:

  Excess-of-loss ...........           42,504           67,661           75,176          162,661
  Proportional .............           73,421           23,775          125,596           57,405
                                 ------------     ------------     ------------     ------------
    Subtotal Finite Risk ...          115,925           91,436          200,772          220,066
                                 ------------     ------------     ------------     ------------
Total:

  Excess-of-loss ...........          240,249          232,284          572,809          508,062
  Proportional .............           90,278           74,959          237,824          159,273
                                 ------------     ------------     ------------     ------------
    TOTAL ..................     $    330,527     $    307,243     $    810,633     $    667,335
                                 ============     ============     ============     ============



                                      Three Months Ended                   Six Months Ended
                                 -----------------------------     -----------------------------
                                   June 30,         June 30,         June 30,         June 30,
                                     2004             2003             2004             2003
                                 ------------     ------------     ------------     ------------
Property and Marine:

  United States ............     $     68,381     $     36,259     $    143,204     $    103,393
  International ............           33,460           47,228          129,931           97,862
                                 ------------     ------------     ------------     ------------
    Subtotal Property and Marine      101,841           83,487          273,135          201,255
                                 ------------     ------------     ------------     ------------
Casualty:

  United States ............           98,515          125,148          282,435          224,015
  International ............           14,246            7,172           54,291           21,999
                                 ------------     ------------     ------------     ------------
    Subtotal Casualty ......          112,761          132,320          336,726          246,014
                                 ------------     ------------     ------------     ------------
Finite Risk:

  United States ............          110,931           55,970          189,900          164,203
  International ............            4,994           35,466           10,872           55,863
                                 ------------     ------------     ------------     ------------
    Subtotal Finite Risk ...          115,925           91,436          200,772          220,066
                                 ------------     ------------     ------------     ------------
Total:

  United States ............          277,827          217,377          615,539          491,611
  International ............           52,700           89,866          195,094          175,724
                                 ------------     ------------     ------------     ------------
    TOTAL ..................     $    330,527     $    307,243     $    810,633     $    667,335
                                 ============     ============     ============     ============

PLATINUM UNDERWRITERS HOLDINGS, LTD.
PREMIUMS BY LINE OF BUSINESS - THREE MONTH SUMMARY (REVISED)
($ IN THOUSANDS)

                                            Three Months Ended June 30, 2004       Three Months Ended June 30, 2003
                                           ----------------------------------     ----------------------------------
                                            Gross         Net          Net         Gross         Net          Net
                                           Premiums     Premiums     Premiums     Premiums     Premiums     Premiums
                                           Written      Written       Earned      Written      Written       Earned
                                           --------     --------     --------     --------     --------     --------
Property and Marine:
  North American Property Proportional     $ 13,499       13,499     $ 12,577     $ 10,471       10,471     $ 10,784
  North American Property Catastrophe        13,211       10,783       10,648       11,436        9,830       10,175
  North American Property Risk               21,529       21,529       14,467       13,310       13,310       13,951
  Other Property                             22,570       22,570       26,623       21,492       21,492       21,775
  Marine / Aviation Proportional              2,712        2,712        1,801        1,967        1,676          980
  Marine / Aviation Excess                    7,231        9,151        7,611        9,525        9,816       11,002
  International Property Proportional         5,492        5,492        3,236        6,379        6,379        4,013
  International Property Catastrophe         13,866       14,084       19,181       16,038        8,910       18,119
  International Property Risk                 2,021        2,021        3,784        1,540        1,603        3,207
                                           --------     --------     --------     --------     --------     --------
    Subtotal                                102,131      101,841       99,928       92,158       83,487       94,006
                                           --------     --------     --------     --------     --------     --------
Casualty:
  Clash                                       6,148        6,148        6,223        6,602        6,602        8,137
  1st $ GL                                    2,804        2,804        5,001        6,285        6,285        3,648
  1st $ Other                                   808          808          573          530          530          676
  Casualty Excess                            83,748       83,748       85,754      105,749      105,749       73,618
  Accident & Health                             202          202       16,339        8,324        8,324       12,088
  International Casualty                     11,495       11,495        6,456        4,746        4,746        3,292
  International Motor                         1,283        1,374        5,994           78           84        4,492
  Financial Lines                             6,182        6,182        5,890           --           --           --
                                           --------     --------     --------     --------     --------     --------
    Subtotal                                112,670      112,761      132,230      132,314      132,320      105,951
                                           --------     --------     --------     --------     --------     --------
Finite Risk:
  Finite Property                            10,451       10,451       16,014       37,380       37,380       21,713
  Finite Casualty                            58,073       58,073       22,304        9,056        9,056        7,081
  Finite Accident & Health                   47,401       47,401       40,391       45,000       45,000       50,625
                                           --------     --------     --------     --------     --------     --------
    Subtotal                                115,925      115,925       78,709       91,436       91,436       79,419
                                           --------     --------     --------     --------     --------     --------
    TOTAL                                  $330,726      330,527     $310,867     $315,908      307,243     $279,376
                                           ========     ========     ========     ========     ========     ========

PLATINUM UNDERWRITERS HOLDINGS, LTD.
PREMIUMS BY LINE OF BUSINESS - SIX MONTH SUMMARY (REVISED)
($ IN THOUSANDS)

                                             Six Months Ended June 30, 2004         Six Months Ended June 30, 2003
                                           ----------------------------------     ----------------------------------
                                            Gross         Net          Net          Gross        Net          Net
                                           Premiums     Premiums     Premiums     Premiums     Premiums     Premiums
                                           Written      Written       Earned      Written      Written       Earned
                                           --------     --------     --------     --------     --------     --------
Property and Marine:
  North American Property Proportional     $ 29,083       29,083     $ 26,898     $ 21,905       21,905     $ 21,453
  North American Property Catastrophe        27,984       23,695       24,064       21,971       17,973       19,156
  North American Property Risk               44,960       44,960       36,606       28,452       28,452       28,774
  Other Property                             45,466       45,466       46,619       35,063       35,063       35,675
  Marine / Aviation Proportional              5,028        5,028        3,496        3,024        2,704        2,235
  Marine / Aviation Excess                   31,489       31,958       23,095       25,479       24,786       24,863
  International Property Proportional        13,696       13,696        8,572        9,216        9,216        7,677
  International Property Catastrophe         72,359       65,620       39,509       60,719       52,362       38,442
  International Property Risk                13,629       13,629        9,134        8,793        8,794        5,664
                                           --------     --------     --------     --------     --------     --------
    Subtotal                                283,694      273,135      217,993      214,622      201,255      183,939
                                           --------     --------     --------     --------     --------     --------
Casualty:
  Clash                                      12,979       12,979       13,649       11,743       11,743       11,705
  1st $ GL                                   10,667       10,667       11,552       10,978       10,978        6,665
  1st $ Other                                 1,398        1,398          997        1,096        1,096        1,049
  Casualty Excess                           200,156      200,156      168,518      171,302      171,302      126,205
  Accident & Health                          48,029       48,029       39,009       28,896       28,896       22,256
  International Casualty                     20,969       20,969       11,437        7,351        7,351        4,586
  International Motor                        17,104       16,276       11,970       15,122       14,648       11,211
  Financial Lines                            26,252       26,252       11,320           --           --           --
                                           --------     --------     --------     --------     --------     --------
    Subtotal                                337,554      336,726      268,452      246,488      246,014      183,677
                                           --------     --------     --------     --------     --------     --------
  Finite Risk:
  Finite Property                            26,374       26,374       37,508       65,985       65,985       36,186
  Finite Casualty                           111,940      111,940       37,756       20,581       20,581       14,019
  Finite Accident & Health                   62,458       62,458       70,200      133,500      133,500       99,625
                                           --------     --------     --------     --------     --------     --------
    Subtotal                                200,772      200,772      145,464      220,066      220,066      149,830
                                           --------     --------     --------     --------     --------     --------
    TOTAL                                  $822,020      810,633     $631,909     $681,176      667,335     $517,446
                                           ========     ========     ========     ========     ========     ========

PLATINUM UNDERWRITERS HOLDINGS, LTD.
INVESTMENT PORTFOLIO
($ IN THOUSANDS)

                                                                   Weighted                         Weighted
                                                                    Average                          Average
                                                  June 30, 2004   Book Yield   December 31, 2003   Book Yield
                                                  -------------   ----------   -----------------   ----------
Fixed Maturities:
  US Government and US Government agencies        $      80,403        5.0%    $           5,032        2.5%
  Tax exempt municipal bonds                            214,903        3.0%               92,044        3.0%
  Corporate bonds                                     1,093,574        4.1%            1,103,100        3.9%
  Mortgage and asset-backed securities                  310,196        4.7%              268,375        4.9%
  Foreign governments and foreign
    corporate bonds                                     272,967        4.9%              205,905        4.5%
                                                  -------------                -----------------
    Total Bonds                                       1,972,043        4.2%            1,674,456        4.1%
  Redeemable Preferred Stock                              3,233        6.0%                3,682        6.0%
                                                  -------------                -----------------
    TOTAL FIXED MATURITIES                        $   1,975,276        4.2%    $       1,678,138        4.1%
                                                  =============                =================

                                                         June 30, 2004               December 31, 2003
                                                  --------------------------   ------------------------------
                                                      Amount      % of Total         Amount        % of Total
                                                  -------------   ----------   -----------------   ----------
Credit Quality of Investment Grades:*
  Aaa                                             $     633,937       32.1%    $         435,282       25.9%
  Aa                                                    395,669       20.0%              317,274       18.9%
  A                                                     857,081       43.4%              853,276       50.9%
  Baa                                                    88,589        4.5%               72,306        4.3%
                                                  -------------      ------    -----------------      ------
     TOTAL                                        $   1,975,276      100.0%    $       1,678,138      100.0%
                                                  =============      =======   =================      ======
Credit Quality:
  Weighted average credit quality                      Aa3                           Aa3

* Rated using external rating agencies (Moody's).

(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality, Baa - Investment Grade)

PLATINUM UNDERWRITERS HOLDINGS, LTD.
COMPANY RATIOS, SHARE DATA, RATINGS

                                                                   As of and for the Three Months Ended
                                           ------------------------------------------------------------------------------------
                                             June 30,          March 31,       December 31,      September 30,       June 30,
                                               2004               2004             2003              2003              2003
                                           ------------      ------------      ------------      -------------     ------------
GAAP Basis Ratios %:
  Combined                                         85.9%             83.1%             81.9%             85.4%             84.7%
  Debt to Total Capital                            10.8%             10.7%             11.4%             11.8%             12.0%
  Net Premiums Written (Annualized) to
    Shareholders' Equity                           1.16              1.68              0.84              1.10              1.22

Share Data:
  Book Value Per Share                     $      26.29             26.42             24.79             23.87      $      23.34
  Common Shares Outstanding                  43,278,525        43,268,025        43,054,125        43,024,000        43,004,000
  Market Price Per Share:*
    High                                   $      33.50             34.02             32.05             28.55      $      28.51
    Low                                           30.20             29.86             26.80             25.66             24.08
    Close                                  $      30.43             32.05             30.00             28.10      $      27.14

Industry Ratings:
  A.M. Best                                           A                 A                 A                 A                 A

Supplemental Data:
  Total Employees                                   158               156               155               152               158


* Based on closing prices during the periods

PLATINUM UNDERWRITERS HOLDINGS, LTD.
INVESTMENT PORTFOLIO - NET REALIZED CAPITAL GAINS (LOSSES)
($ IN THOUSANDS)

                                                Three Months Ended                    Six Months Ended
                                         --------------------------------      --------------------------------
                                         June 30, 2004      June 30, 2003      June 30, 2004      June 30, 2003
                                         -------------      -------------      -------------      -------------
Net realized capital gains (losses):
  United States                          $        (605)     $        (372)     $        (529)     $        (126)
  United Kingdom                                    14                (66)                11                 43
  Bermuda                                         (688)               957               (309)             1,346
                                         -------------      -------------      -------------      -------------
     TOTAL                               $      (1,279)     $         519      $        (827)     $       1,263
                                         =============      =============      =============      =============

PLATINUM UNDERWRITERS HOLDINGS, LTD.
LOSS ANALYSIS
($ IN THOUSANDS)

                                                                 Analysis of Losses and Loss Expenses Incurred:
                                             --------------------------------------------------------------------------------------
                                                  Six Months Ended June 30, 2004            Twelve Months Ended December 31, 2003
                                             -----------------------------------------    -----------------------------------------
                                                                               Paid to                                      Paid to
                                                                              Incurred                                     Incurred
                                              Gross      Ceded       Net          %        Gross      Ceded       Net          %
                                             --------   --------   --------   --------    --------   --------   --------   --------
Paid                                         $190,980        365   $190,615       54.2%   $144,863        484   $145,347       24.8%
Change in unpaid losses and loss expenses     158,921     (1,898)   160,819                444,793      5,001    439,792
                                             --------   --------   --------               --------   --------   --------
    Losses and loss expenses incurred        $349,901     (1,533)  $351,434               $589,656      5,485   $585,139
                                             --------   --------   --------               --------   --------   --------

                                                            ANALYSIS OF UNPAID LOSSES AND LOSS ADJUSTMENT EXPENSES:
                                             --------------------------------------------------------------------------------------
                                                           June 30, 2004                             December 31, 2003
                                             -----------------------------------------    -----------------------------------------
                                               Gross     Ceded       Net*        %         Gross      Ceded       Net          %
                                             --------   --------   --------   --------    --------   --------   --------   --------
Outstanding losses and loss expenses         $132,675      1,285   $131,390       14.7%   $ 95,192    1,540 $     93,652       12.8%
Incurred but not reported                     763,774      1,834    761,940       85.3%    641,742      3,476    638,266       87.2%
                                             --------   --------   --------   --------    --------   --------   --------   --------
    Unpaid losses and loss
      adjustment expenses                    $896,449      3,119   $893,330      100.0%   $736,934    5,016 $    731,918      100.0%
                                             --------   --------   --------   --------    --------   --------   --------   --------


* Includes effects of foreign currency exchange rate movements of $593


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